                                                                    Exhibit 99.3


                              LETTER OF TRANSMITTAL
                              OUTDOOR SYSTEMS, INC.

Offer to Exchange Its 8-7/8% Senior Subordinated Notes Due 2007 (the "Exchange Notes") Which Have Been Registered Under the Securities Act of 1933 For Any and All of Its Outstanding 8-7/8% Senior Subordinated Notes Due 2007 (the "Existing Notes") Pursuant to the Prospectus,

                              Dated July __, 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON AUGUST __, 1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE").

     By Mail:                            By Hand or Overnight Courier:
     The Bank of New York                      The Bank of New York
     101 Barclay Street                        101 Barclay Street
     New York, NY  10286                           7 East Side
     Attn:  Enrique Lopez                      New York, NY  10286
                                               Attn:  Enrique Lopez

                              For information call:
                                 (212) 815-2742
                               Fax: (212) 815-6339

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
                  ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX BELOW

                   ------------------------------------------

      List below the Existing Notes to which this Letter of Transmittal relates. If the space below is inadequate, the certificate numbers and principal amount of the Existing Notes should be listed on a separate signed schedule affixed hereto.

==========================================================================================================
                        DESCRIPTION OF NOTES TENDERED HEREBY

----------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Owner(s)    Certificate or   Aggregate Principal    Principal Amount
                                                   Registration          Amount               Tendered**
                                                     Numbers*        Represented by
                                                                          Notes
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                     Total
----------------------------------------------------------------------------------------------------------
* Need not be completed by Book-Entry Holders

** Unless otherwise indicated, the Holder will be deemed to have tendered the full aggregate principal amount represented by such Notes. All tenders must be in integral multiples of $1,000.
==========================================================================================================

      The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated July __, 1997 (the "Prospectus"), of Outdoor Systems, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $500,000,000 aggregate principal amount of its 8 7/8% Senior Subordinated Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1993, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 8 7/8% Senior Subordinated Notes due 2007 (the "Existing Notes" and, together with the Exchange Notes, the "Notes"). Capitalized terms used but not defined herein have the meaning given to them in the Prospectus. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on August __, 1997, unless the Company has extended the period for which the Exchange Offer is open, in which case the term shall mean the latest date and time to which the Exchange Offer has been extended.

      The undersigned has completed the appropriate boxes above and below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      This letter is to be used either if certificates of Existing Notes are to be forwarded herewith or if delivery of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Existing Notes" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

      Any beneficial owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender, should contact such registered holder of Existing Notes promptly and instruct such registered holder of Existing Notes to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal, in delivering its Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such beneficial owner's name or obtain a properly completed bond from the registered holder of the Existing Notes. The transfer of record ownership may take considerable time.

      Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Existing Notes." See Instruction 1.

|_| CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution:___________________________________________

      DTC Account Number:______________________________________________________

      Transaction Code Number:_________________________________________________

|_| CHECK HERE IF EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

      Name of Registered Holder(s):____________________________________________

      Name of Eligible Institution that Guaranteed
      Delivery:________________________________________________________________

      Date of execution of Notice of Guaranteed Delivery:______________________

      DTC Account Number (if delivered by book entry transfer):________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS:

      Name:____________________________________________________________________

      Address:_________________________________________________________________

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive the Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby.

      The undersigned also acknowledges that this Exchange Offer is being made in reliance on the Company's belief, based on the interpretations by the staff of the Securities and Exchange Commission (the "SEC") to third parties in unrelated transactions, that the Exchange Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of any of the Company and the Guarantors within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes and are not participating in, and do not intend to participate in, the distribution of such Exchange Notes. The undersigned acknowledges that any holder of the Existing Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the SEC enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13,
1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

      The undersigned represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes and is not participating in, and does not intend to participate in, the distribution of such Exchange Notes, and (iii) such holder is not an "affiliate," as defined in Rule 405 under the Securities Act, of any of the Company or the Guarantors or, if such holder is such an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

      If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

      The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Existing Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

      The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Certain Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Existing Notes tendered. Existing Notes not accepted for exchange or withdrawn will be return to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please deliver the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Existing Notes."


      All authority conferred or believed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and other legal representatives.

      THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN EXISTING NOTES, HAS GRANTED AUTHORITY TO BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH EXISTING NOTES AS OF THE DATE OF TENDER OF SUCH EXISTING NOTES TO EXECUTE AND DELIVER THE LETTER OF TRANSMITTAL AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER OF TRANSMITTAL, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

                 (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

X______________________________________________________________________________
X______________________________________________________________________________
      SIGNATURE(S) OF OWNER(S)/OR AUTHORIZED SIGNATORY

Date:__________________________________________________________________________

If a holder is tendering any Existing Notes, this letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificates(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):     __________________________________________________________________
             __________________________________________________________________
                            (PLEASE TYPE OR PRINT)

Capacity:    __________________________________________________________________
Address:     __________________________________________________________________
             __________________________________________________________________
                              (INCLUDE ZIP CODE)

Area Code and Telephone Number: ______________________________________________

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:   ____________________________________________________
                            (AUTHORIZED SIGNATURE)

_______________________________________________________________________________
                                     (TITLE)

_______________________________________________________________________________
                                 (NAME OF FIRM)

Dated: _________________________________________________________________________

________________________________________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear on this Letter above.

Issue Exchange Notes to:

Name(s): ______________________________________________________________________
                            (PLEASE TYPE OR PRINT)

_______________________________________________________________________________
                            (PLEASE TYPE OR PRINT)

Address:_______________________________________________________________________
                                                                    (ZIP CODE)

_______________________________________________________________________________
Taxpayer Identification Number or
Social Security Number: _______________________________________________________
                        (COMPLETE SUBSTITUTE FORM W-9)

_______________________________________________________________________________

_______________________________________________________________________________
                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Existing Notes" on this Letter above.

Mail Exchange Notes to:

Name(s):     __________________________________________________________________
                             (PLEASE TYPE OR PRINT)

             __________________________________________________________________
                            (PLEASE TYPE OR PRINT)

Address:     __________________________________________________________________
                                                                    (ZIP CODE)

_______________________________________________________________________________
      IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR EXISTING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    DELIVERY OF THIS LETTER AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURE.

      This Letter is to be used to forward, and must accompany, all certificates representing Existing Notes tendered pursuant to the Exchange Offer. Certificates representing the Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility) must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date.

      THE METHOD OF DELIVERY OF THIS LETTER, THE EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS IS MADE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO EXISTING NOTES SHOULD BE SENT TO THE COMPANY.

      If a holder desires to tender Existing Notes and such holder's Existing Notes are not immediately available or time will not permit such holder's Letter of Transmittal, Existing Notes (or a confirmation of book-entry transfer of the Existing Notes into the Exchange Agent's account at the book-entry transfer facility) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder's tender may be effected if:

            (a) such tender is made by or through an Eligible Institution (as defined below);

            (b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile transmission or letter from such Eligible Institution setting forth the name and address of the holder of such Existing Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Existing Notes (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility), and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

            (c) this Letter, or a facsimile hereof, and Existing Notes in proper form for transfer (or a confirmation of book-entry transfer of such Existing Notes into the Exchange Agent's account at the book-entry transfer facility) and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

      See "The Exchange Offer -- Procedures for Tendering Existing Notes" in the Prospectus.

2.    WITHDRAWALS.

      Tenders of Existing Notes may be withdrawn at any time prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone), or letter must be received by the Exchange Agent prior to the Expiration Date at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers and principal amount of such Existing Notes), (iii) be signed by the holder in the same manner as the original signature on the Letter by which such Existing Notes were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee (as defined in the Prospectus) register the transfer of such Existing Notes pursuant to the terms of the Indenture into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor. If Existing Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Existing Notes or otherwise comply with the book-entry transfer facility's procedures. See "The Exchange Offer -- Withdrawal Rights" in the Prospectus.

3. SIGNATORIES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

      If this Letter is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

      If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

      If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Existing Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., a clearing agency, an insured credit union, a savings association or by a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions"). If Existing Notes are registered in the name of a person other than the signer of this Letter, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of Existing Notes should indicate in the applicable box the name and address to which the Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Existing Notices not accepted for exchange will be returned to the name or address of the person signing this Letter.

5.    BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

      Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes), shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Existing Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

      Failure to complete the Substitute Form W-9 will not, by itself, cause Existing Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6.    TRANSFER TAXES.

      The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter.

7.    WAIVER OF CONDITIONS.

      The Company reserves the absolute right to waive satisfaction of any or all conditions set forth in the Prospectus.

8.    NO CONDITIONAL TENDERS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

      Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.    INADEQUATE SPACE.

      If the space provided herein is inadequate, the aggregate principal amount of Existing Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

10.   MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES.

      If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify The Bank of New York, telephone (212) 815-2742. The holder will then be instructed as to the steps that must be taken to replace the certificate(s). This Letter and related documents cannot be processed until the Existing Notes have been replaced.

11.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

                                  PAYER'S NAME:

SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE


PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)
________________________________________________________________________________

Part 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

________________________________________________________________________________

_________________________________
Social Security Number

OR

__________________________________
Employer Identification Number

________________________________________________________________________________

PART 2--Certification Under Penalties of Perjury, I certify that:

(1) The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me) and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

________________________________________________________________________________

PART 3--
AWAITING TIN

________________________________________________________________________________

Certificate instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE ____________________________________________ DATE____________________
NAME___________________________________________________________________________
ADDRESS________________________________________________________________________
CITY _________________________ STATE_______ ZIP CODE____________

________________________________________________________________________________

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                 CHECK THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

                       PAYOR'S NAME: THE BANK OF NEW YORK

________________________________________________________________________________
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.

__________________________________                    _________________________
Signature                                             Date